UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 15, 2010

GLOBAL AXCESS CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-17874	88-0199674
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7800 Belfort Parkway, Suite 165, Jacksonville, Florida	32256
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(904) 280-3950

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is being filed solely to add certain information unintentionally omitted from the Current Report on Form 8-K filed with the Securities and Exchange Commission on November 22, 2010.

Item 4.01    Changes in Registrant’s Certifying Accountant.

Global Axcess Corp. (the “Company”) appointed Mayer Hoffman McCann P.C. – KRMT Tampa Bay Division as the Company’s new auditor as approved by the Company’s board of directors on November 19, 2010.  The Company was notified that the shareholders of Kirkland, Russ, Murphy & Tapp, P.A. (“KRMT”), the independent registered public accounting firm engaged by the Company on June 23, 2005, became shareholders of Mayer Hoffman McCann P.C. pursuant to an asset purchase agreement effective November 1, 2010.  As a result of the transaction, KRMT resigned on November 15, 2010 and now operates under the name Mayer Hoffman McCann P.C.

During the Company’s two most recent fiscal years ended December 31, 2009 and through the date of this Current Report on Form 8-K, the Company did not consult with Mayer Hoffman McCann P.C. regarding any of the matters or reportable events set forth in Item 304 (a)(2)(i) and (ii) of Regulation S-K.

The audit reports of KRMT on the consolidated financial statements of the Company as of, and for the two most recent fiscal years ended December 31, 2009 and December 31, 2008, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified, or modified, as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s consolidated financial statements for each of the two most recent fiscal years ended December 31, 2009 and December 31, 2008, and through the date of this Current Report on Form 8-K, there were (i) no disagreements between the Company and KRMT on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KRMT, would have caused KRMT to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years, or for any reporting period, since the Company’s last fiscal year end and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided KRMT a copy of the revised disclosures in this Current Report on Form 8-K/A and has requested that KRMT furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not KRMT agrees with the Company’s statements in this Item 4.01.  A copy of the letter dated December 9, 2010 furnished by KRMT in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

Item 9.01     Financial Statements and Exhibits.

(d)          Exhibits.

16.1	Letter from Kirkland, Russ, Murphy & Tapp P.A. to the U.S. Securities and Exchange Commission, dated as of December 9, 2010, stating its agreement with the statements made in this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL AXCESS CORP.

By:	/s/ Michael J. Loiacono
Name:	Michael J. Loiacono
Title:	Chief Financial Officer

Dated:  December 9, 2010